Exhibit 31.2
CERTIFICATIONS

I, Mark Kociancic,

certify that:

1.   I have reviewed t his quarterly report on Form 10 - Q   of Everest Re Group, Ltd;

2.
Based on my knowledge, this report does not contain any

untrue statement of a material fact

or omit to
state a material

fact necessary to make

the statements made, in

light of the circumstances under

which
such statements were made, not misleading with respect to the period covered by this report;

3.
Based

on

my

knowledge,

the

financial

statements,

and

other

financial

information

included

in

this
report, fairly present in all material respects

the financial condition, results of operations and cash flows of the registrant as of, and for,

the periods presented in this report;

4.
The

registrant’s

other

certifying

officer(s)

and

I

are

responsible

for

establishing

and

maintaining
disclosure

controls

and

procedures

(as

defined

in

Exchange

Act

Rules

13a-15(e)

and

15d-15(e))

and
internal

control

over

financial reporting

(as defined

in Exchange

Act

Rules 13a-15(f)and

15d-15(f))

for
the registrant and have:

(a)

Designed

such

disclosure

controls

and

procedures,

or

caused

such

disclosure

controls

and
procedures

to be

designed under

our supervision,

to

ensure

that

material information

relating

to
the registrant,

including its

consolidated subsidiaries,

is made

known to

us by

others within

those
entities, particularly during the period in which this report is being prepared;

(b)

Designed

such

internal

control

over

financial

reporting,

or

caused

such

internal

control

over
financial

reporting

to

be

designed

under

our

supervision,

to

provide

reasonable

assurance
regarding

the

reliability

of

financial

reporting

and

the

preparation

of

financial

statements

for
external purposes in accordance with generally accepted accounting principles;

(c) Evaluated the effectiveness

of the registrant’s disclosure controls

and procedures and presented
in this report

our conclusions about the

effectiveness of

the disclosure controls

and procedures, as
of the end of the period covered by this report based on such evaluation; and

(d) Disclosed

in this

report

any

change

in the

registrant’s

internal

control

over

financial reporting
that

occurred

during

the

registrant’s

most

recent

fiscal

quarter

(the

registrant’s

fourth

fiscal
quarter

in

the

case

of

an

annual

report)

that

has

materially

affected,

or

is

reasonably

likely

to
materially affect, the registrant’s

internal control over financial reporting; and

5.
The registrant’s

other certifying officer(s)

and I have

disclosed, based on

our most

recent evaluation

of
internal

control

over

financial

reporting,

to

the

registrant’s

auditors

and

the

audit

committee

of

the
registrant’s board of directors

(or persons performing the equivalent functions):

(a) All significant deficiencies and material weaknesses in the design or operation of internal control over

financial

reporting

which

are

reasonably

likely

to

adversely

affect

the

registrant’s

ability

to
record, process, summarize and report financial information; and

(b) Any fraud,

whether or not

material, that involves

management or other

employees who have

a
significant role in the registrant’s internal control

over financial reporting.

August 5, 2021
/S/ MARK KOCIANCIC
Mark Kociancic
Executive Vice President and

Chief Financial Officer